LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

                    ------------------------------------------------------------
                    Dear Shareholder:

LETTER TO           For the first half of 2000, the Lou Holland Growth Fund
SHAREHOLDERS        returned +2.54% outperforming the S&P 500 index return of
AUGUST, 2000        -.42%, and trailing the performance of the Russell 1000
                    Growth Stock index return of +4.23%. Over the last year the Fund returned +6.94% compared to +7.24% for the S&P 500 and +25.67% for the Russell 1000 Growth index.

                    After an unprecedented 5 consecutive years of 20%+ returns for the S&P 500 index, with average annual rates of return of +28.6%, we believe that common stocks will return to their historical norm of 9-10% annual returns..

                    Over the last several years the 25 largest capitalization weighted stocks in the S&P 500, representing 44% of the entire index weight, and the 10 largest capitalization weighted stocks in the almost 4700 stock NASDAQ index, representing almost 43% of the entire index weight, accounted for over 100% of their respective indexes returns.

                    The superior performance of technology stocks over the past several years has caused dramatic changes in the sector weightings within the major stock market indexes. Technology now represents 30% of the weight of the S&P 500 index and 52% of the weight of the Russell 1000 Growth index, versus 11% and 19% for the indexes, respectively in 1994. Many new small capitalization technology stocks have migrated into the large capitalization indexes but have little or no earnings and or revenues.

                    Our philosophy is to buy mid to large capitalization companies whose earnings are growing faster than the general market, that we can buy at a reasonable price. Should technology stocks continue to perform well, it will be very difficult for investors to outperform the major mid and large capitalization indexes if a significant portion of their portfolios are not invested in technology stocks. In the case of the Russell 1000 Growth index, good relative performance would require more than half of your portfolio to be invested in technology issues. The last time we experienced such large sector concentrations was in 1980 when energy represented 30% of the S&P 500. Energy currently represents 6% of the S&P 500 and 2% of the Russell 1000 Growth index.

                    2000 Stock Market Review & Outlook
                    ----------------------------------
                    Technology stocks continued to lead the market during the first quarter with the NASDAQ composite returning over +12%. However, due to concerns regarding historically high technology stock valuations and rising interest rates, the technology-laden NASDAQ declined -37% from its all-time high of 5049 achieved in early March. And while the index was down -13% during the second quarter (versus -3% for the S&P 500 index) technology stocks rallied late in the quarter and the NASDAQ returned over +16% in June, the 5th best month in the history of the index. Although the strong June performance indicated continued investor enthusiasm for technology stocks, it appears that investors became more focused on higher quality technology companies with niche products and that actually have rapidly growing revenue and earnings. We believe that technology issues will be volatile for the remainder of the year because of concerns with regard to valuation levels and the possibility of a slow down in economic activity as a result of six interest rate increases over the last year by the Federal Reserve Board. It is safe to say that these stocks are priced to perfection. While technology has gotten all the publicity over the last several years, after two years of poor performance old economy stocks and small capitalization value and non-technology growth stocks are beginning to outperform. In early February only 21% of all New York Stock Exchange stocks were above their 200 day moving price average. Now over 60% are over their 200 day moving average.

                    During 2000 (thru July 31st), the best performing market sectors have been energy, healthcare, and financial services, while the worst performing market sectors have been materials & processing, consumer discretionary, and utilities. Our overweighting in financial services as well as our underweighting in materials & processing and consumer discretionary have had a positive impact on portfolio performance. We are market weighted in energy and healthcare and exposure to these sectors has had a positive effect on portfolio performance.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

                    With the S&P 500 index up over 20%+ for the fifth consecutive year during 1999, it appears to us that the stock market has caught up with the First Call consensus earnings growth forecast of +13% for the year 2000 for the S&P 500 index. With the economy slowing as a result of rising commodity prices and interest rates, and First Call consensus earnings estimates for 2001 declining to 9%, it appears to us that stock market performance will return to long term historical norms.

                    As we move through the remainder of 2000 and look ahead to 2001 we continue to believe that our investment philosophy of purchasing high quality reasonably priced mid-to-large growth companies, with a leadership position in their industry, will provide superior results for long term investors.

                    Thank you for your continued interest in the Lou Holland Growth Fund.

                    Sincerely,



                    /s/Louis A. Holland
                    Louis A. Holland
                    President


--------------------------------------------------------------------------------

LINE CHART:
               GROWTH              RUSSELL 1000  RUSSELL MID-CAP
               FUND      S&P 500   GROWTH        GROWTH



4/29/96        10000     10000     10000         10000
6/30/96        10520     10297     10363          9896
12/31/96       11462     11500     11385         10528
6/30/97        13355     13870     13611         11637
12/31/97       14663     15337     14857         12901
6/30/98        17290     18054     17885         14432
12/31/98       19905     19720     20609         15206
6/30/99        20807     22162     22763         17365
12/31/99       21701     23871     27448         23005
6/30/00        22252     23788     28606         25799




     THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 4/29/96 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

     RUSSELL 1000 GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 538 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted earnings growth rates.

     RUSSELL MID-CAP GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 411 of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted earnings growth rates. These stocks are also members of the Russell 1000 Growth Index.

     S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

---------------------------------------------------------------------------------------------
                   Average Annual Rate of Return for the Periods Ended June 30, 2000
                                  Year-to-Date*          1 Year       Since Inception 4/29/96
                                  -------------       -----------    ------------------------
Lou Holland Growth Fund               2.54%               6.94%               21.13%
S&P 500                              (0.42)%              7.25%               23.06%
Russell 1000 Growth Index             4.23%              25.67%               28.65%
Russell Mid-Cap Growth Index         12.15%              48.59%               25.50%

*   Not Annualized

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000
(UNAUDITED)

ASSETS:
   Investments, at value                 $11,397,416
     (cost $7,386,027)
   Deferred organization costs                 6,631
   Dividends receivable                        4,516
   Interest receivable                         2,843
   Receivable from
     Investment Manager                        1,866
   Other assets                                9,490
                                         -----------
   Total Assets                           11,422,762
                                         -----------

LIABILITIES:
   Payable for securities purchased           39,845
   Accrued expenses and
     other liabilities                        47,802
                                         -----------
   Total Liabilities                          87,647
                                         -----------

NET ASSETS                               $11,335,115
                                         ===========

NET ASSETS CONSIST OF:
   Capital stock                         $ 6,748,962
   Undistributed net realized
     gain on investments                     597,420
   Undistributed net
     investment loss                         (22,656)
   Net unrealized appreciation
     on investments                        4,011,389
                                         -----------
   Total Net Assets                      $11,335,115
                                         ===========

Shares outstanding (no par,
   unlimited shares authorized)              529,715

Net Asset Value, Redemption
   Price and Offering Price
   Per Share                             $     21.40
                                         ===========



STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000
(UNAUDITED)

INVESTMENT INCOME:
   Dividend income (net of
     withholding tax $592)                 $ 42,910
   Interest income                            8,890
                                         ----------
   Total Investment Income                   51,800
                                         ----------

EXPENSES:
   Investment management fee                 46,880
   Shareholder servicing and
     accounting costs                        32,998
   Administration fee                        14,826
   Professional fees                         10,636
   Reports to shareholders                    5,456
   Federal and state registration             5,267
   Custody fees                               5,104
   Amortization of deferred
     organization charges                     3,999
   Director fees                              3,427
   Other                                      4,735
                                         ----------
   Total expenses before
     reimbursement                          133,328
   Less: Reimbursement from
     Investment Manager                     (58,872)
                                         ----------
   Net Expenses                              74,456
                                         ----------

NET INVESTMENT LOSS                         (22,656)
                                         ----------

REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS:
   Net realized gain on investments         504,380
   Change in unrealized appreciation/
     (depreciation) on investments         (209,696)
                                         ----------
   Net realized and unrealized gain
     on investments                         294,684
                                         ----------

NET INCREASE IN
   NET ASSETS RESULTING
   FROM OPERATIONS                         $272,028
                                         ==========


                     See Notes to the Financial Statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
JUNE 30, 2000
                                                   SIX MONTHS ENDED          YEAR ENDED
                                                     JUNE 30, 2000        DECEMBER 31, 1999
                                                  ------------------     ------------------
                                                      (UNAUDITED)
OPERATIONS:
   Net investment (loss)                              $   (22,656)            $  (16,574)
   Net realized gain on investments                       504,380                 90,771
   Change in unrealized appreciation/
     (depreciation) on investments                       (209,696)               864,957
                                                      -----------            -----------
   Net increase in net assets from operations             272,028                939,154
                                                      -----------            -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                  --                     --
   From net realized gains                                     --                (37,974)
                                                      -----------            -----------
                                                               --                (37,974)
                                                      -----------            -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                              850,304              3,137,338
   Shares issued to holders in reinvestment
     of dividends                                              --                 37,859
   Cost of shares redeemed                               (958,877)            (2,039,620)
                                                      -----------            -----------
   Net increase/(decrease) in net assets
     from capital share transactions                     (108,573)             1,135,577
                                                      -----------            -----------


TOTAL INCREASE IN NET ASSETS                              163,455              2,036,757
                                                      -----------            -----------

NET ASSETS:
   Beginning of period                                 11,171,660              9,134,903
                                                      -----------            -----------
   End of period (including undistributed net
     investment income/(loss) of ($22,656)
     and $0, respectively)                            $11,335,115            $11,171,660
                                                      ===========            ===========

CHANGES IN SHARES OUTSTANDING:
   Shares sold                                             41,406                161,143
   Shares issued to holders in reinvestment
     of dividends                                              --                  1,822
   Shares redeemed                                        (46,936)              (103,224)
                                                      -----------            -----------
   Net increase/(decrease)                                 (5,530)                59,741
                                                      ===========            ===========

                     See Notes to the Financial Statements.

                                        4

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

FINANCIAL HIGHLIGHTS
                             SIX MONTHS           YEAR             YEAR              YEAR      APRIL 29, 1996 (1)
                                ENDED             ENDED            ENDED             ENDED           THROUGH
                              JUNE 30,        DECEMBER 31,     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                2000              1999             1998              1997             1996
                             ----------        -----------      -----------       -----------     -------------
                             (UNAUDITED)
Per Share Data:

Net asset value, beginning
   of period                    $20.87            $19.21           $14.18            $11.28           $10.00
                                ------            ------           ------            ------           ------
Income from
   investment operations:
   Net investment
     income (loss)               (0.04)(2)         (0.03)(2)        (0.02)(2)          0.00(2)          0.00(2)
   Net realized and
     unrealized gains on
     investments                  0.57              1.76             5.09              3.14             1.46
                                ------            ------           ------            ------           ------
   Total from investment
     operations                   0.53              1.73             5.07              3.14             1.46
                                ------            ------           ------            ------           ------

Less distributions:
   Dividends from net
     investment income             --                --             (0.01)            (0.03)           (0.05)
   Dividends from
     capital gains                 --              (0.07)           (0.03)            (0.21)           (0.13)
                                ------            ------           ------            ------           ------
   Total distributions             --              (0.07)           (0.04)            (0.24)           (0.18)
                                ------            ------           ------            ------           ------

   Net asset value,
     end of period              $21.40            $20.87           $19.21            $14.18           $11.28
                                ======            ======           ======            ======           ======

Total return                     2.54%(3)          9.01%           35.75%            27.92%           14.62%(3)

Supplemental data and ratios:
   Net assets,
     end of period         $11,335,115       $11,171,660       $9,134,903        $5,299,916       $2,860,671

   Ratios of expenses to
     average net assets
     Before expense
       reimbursement             2.42%(4)          2.48%            2.84%             4.19%            6.50%(4)
     After expense
       reimbursement             1.35%(4)          1.35%            1.35%             1.35%            1.35%(4)

   Ratio of net investment
     income/(loss) to average
     net assets
     Before expense
       reimbursement            (1.48)%(4)        (0.97)%          (1.60)%           (2.83)%          (5.11)%(4)
     After expense
       reimbursement            (0.41)%(4)         0.16%           (0.11)%            0.02%            0.04%(4)

   Portfolio turnover rate      13.22%            24.13%           32.84%            34.29%           30.48%

(1) Commencement of operations.

(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.

(3) Not annualized.

(4) Annualized.


                     See Notes to the Financial Statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS
JUNE 30, 2000
(UNAUDITED)

NUMBER OF                                     MARKET
   SHARES                                      VALUE
---------                                   --------

            COMMON STOCKS - 95.2%
            CONSUMER DISCRETIONARY - 5.9%
    4,750   Carnival Corporation          $   92,625
    3,800   Costco Wholesale
             Corporation                     125,400
    2,662   Home Depot, Inc.                 132,934
    1,625   Lowe's Companies                  66,727
    4,400   Wal-mart Stores, Inc.            253,550
                                          ----------
                                             671,236
                                          ----------

            CONSUMER STAPLES - 9.9%
    1,650   Clorox Company                    73,941
    2,450   Coca-Cola Company                140,722
    2,150   Colgate-Palmolive Company        128,731
    2,425   CVS Corporation                   97,000
    2,350   Gillette Company                  82,103
    3,900   PepsiCo, Inc.                    173,306
    1,650   The Procter & Gamble
             Company                          94,463
    3,775   Safeway, Inc. *                  170,347
    4,950   Walgreen Company                 159,328
                                          ----------
                                           1,119,941
                                          ----------

            ENERGY - OIL - 4.4%
    1,754   BP Amoco Corporation - ADR        99,211
    1,122   Exxon Mobil Corporation           88,077
    1,500   Royal Dutch Petroleum
             Company - ADR                    92,344
    2,950   Schlumberger LTD F               220,144
                                          ----------
                                             499,776
                                          ----------

            FINANCIALS - 9.2%
    1,600   Bank One Corporation              42,500
    4,650   Citigroup, Inc.                  280,162
    1,600   Fannie Mae                        83,500
    5,100   Federal Home Loan
             Mortgage Corporation            206,550
    4,300   Mellon Financial
             Corporation                     156,681





NUMBER OF                                     MARKET
   SHARES                                      VALUE
---------                                   --------

            FINANCIALS - 9.2% (CONTINUED)
    3,625   Washington Mutual, Inc.       $  104,672
    4,350   Wells Fargo Company              168,563
                                          ----------
                                           1,042,628
                                          ----------

            FINANCIALS - INSURANCE - 3.6%
    2,677   American International
             Group, Inc.                     314,548
    2,000   MBIA, Inc.                        96,375
                                          ----------
                                             410,923
                                          ----------

            HEALTH CARE - MEDICAL DEVICES - 1.7%
    1,300   Guidant Corporation               64,350
    2,550   Medtronic, Inc.                  127,022
                                          ----------
                                             191,372
                                          ----------

            HEALTH CARE -
             PHARMACEUTICALS - 7.8%
    3,500   Elan Corporation PLC - ADR *     169,531
    1,075   Johnson & Johnson Company        109,516
      125   Eli Lilly & Company               12,484
    2,200   Merck & Co., Inc.                168,575
    6,350   Pfizer, Inc.                     304,800
    1,100   Pharmacia & Upjohn, Inc.          56,856
    1,300   Schering-Plough Corporation       65,650
                                          ----------
                                             887,412
                                          ----------

            MATERIALS, PROCESSING AND
             DURABLES - 3.7%
    2,275   Grainger (W.W.), Inc.             70,098
    5,500   Jacobs Engineering
             Group, Inc. *                   179,781
    2,750   Magna International, Inc. F      129,937
    1,050   Valspar Corporation               35,438
                                          ----------
                                             415,254
                                          ----------

            OTHER/CONGLOMERATE - 5.1%
    9,600   General Electric Company         508,800
    2,025   Honeywell International Inc.      68,217
                                          ----------
                                             577,017
                                          ----------



                     See Notes to the Financial Statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2000
(UNAUDITED)

NUMBER OF                                     MARKET
   SHARES                                      VALUE
---------                                   --------

            TECHNOLOGY - IMAGING - 3.3%
    2,000   Hewlett-Packard Company       $  249,750
    1,800   Lexmark Intl Group Inc - Cl A    121,050
                                          ----------
                                             370,800
                                          ----------

            TECHNOLOGY - HARDWARE - 9.2%
    5,100   EMC Corporation *                392,381
    2,950   Intel Corporation                394,378
    3,150   Linear Technology Corporation    201,403
      650   Sun Microsystems                  59,109
                                          ----------
                                           1,047,271
                                          ----------

            TECHNOLOGY - SERVICES - 5.1%
    2,300   Affiliated Computer
             Services - A*                    76,044
      762   Agilent Technologies Inc.         56,197
    1,625   American Management
             Systems, Inc. *                  53,346
    4,350   Automatic Data
             Processing, Inc.                232,997
    6,155   Concord EFS, Inc. *              160,030
                                          ----------
                                             578,614
                                          ----------

            TECHNOLOGY - SOFTWARE - 8.1%
    6,150   Microsoft Corporation *          492,000
    4,575   Oracle Systems                   384,586
      700   Symantec Corporation              37,756
                                          ----------
                                             914,342
                                          ----------

            TELECOMMUNICATION
             EQUIPMENT - 8.0%
    7,473   Cisco Systems, Inc. *            475,003
    4,400   Lucent Technologies, Inc.        260,700
    3,525   Nokia Corp-Adr A                 176,030
                                          ----------
                                             911,733
                                          ----------



NUMBER OF                                     MARKET
   SHARES                                      VALUE
---------                                   --------

            TELECOMMUNICATION SERVICES - 6.7%
    2,700   American Telephone &
             Telegraph Company            $   85,387
    6,200   Centurytel Inc.                  178,250
    3,250   SBC Communications, Inc          140,563
    7,650   Worldcom Inc. *                  350,944
                                        ------------
                                             755,144
                                        ------------

            UTILITIES - 3.5%
    5,500   AES Corporation*                 250,937
    2,250   Enron Corporation                145,125
                                        ------------
                                             396,062
                                        ------------
            Total common stocks
             (cost $6,778,136)           $10,789,525
                                        ============

PRINCIPAL
   AMOUNT                                      VALUE
---------                                   --------

            SHORT-TERM
             INVESTMENTS - 5.4%
            VARIABLE RATE
             DEMAND NOTES - 5.4%
  172,492   American Family
             Demand Note - 6.31%          $  172,492
  377,931   General Mills
             Demand Notes - 6.28%            377,931
   57,468   Wis Corp. Cent Cr Union
             Demand Notes - 6.34%             57,468
                                        ------------
            Total variable rate demand
             notes (cost $607,891)           607,891
                                        ------------

            Total investments - 100.6%
             (cost $7,386,027)            11,397,416

            Other assets in excess of
             liabilities - (0.6%)            (62,301)
                                        ------------

            TOTAL NET ASSETS -
            100.0%                       $11,335,115
                                        ============




* Non-income producing security.
F Foreign Security


                     See Notes to the Financial Statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

1. ORGANIZATION            The Lou Holland Trust (the "Trust") was organized on
AND SIGNIFICANT            December 20, 1995, as a Delaware business trust and
ACCOUNTING                 is registered as a no-load, open-end diversified
POLICIES                   management investment company under the Investment
                           Company Act of 1940 (the "1940 Act"). The Trust is organized as a series company and currently consists of one series, the Growth Fund (the "Fund").
                           The principal investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The Fund commenced operations on April
                           29, 1996.

                           The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $76,688. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares (seed money) by the original stockholder or any transferee will be reduced by a pro-rata portion of any then unamortized organizational expenses at the time of such redemption.

                           The following is a summary of significant accounting policies consistently followed by the Fund.

                           a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Holland Capital Management, L.P. (the "Investment Manager") under the supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)


                           b) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

                           c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.

                           d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

                           f) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)


                           g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-divided date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

2. INVESTMENT              The aggregate purchases and sales of securities,
TRANSACTIONS               excluding short-term investments, by the Fund for the
                           six months ended June 30, 2000, were as follows:

                                                           PURCHASES                       SALES
                                                         -------------                 -------------
                           U.S. Government              $            --              $            --
                           Other                        $     1,412,785              $     1,986,840

                           At June 30, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                           Appreciation                              $4,501,848
                           (Depreciation)                              (490,459)
                                                                     ----------
                           Net appreciation on investments           $4,011,389
                                                                     ==========

                           At the close of business on May 2, 1996, the partners of the Holland Fund, L.P., transferred their assets to the Fund. As a result of the tax-free transfer the Fund acquired $243,721 of unrealized appreciation for tax purposes. As of June 30, 2000, the Fund has realized $78,828 of the appreciation.

                           At June 30, 2000, the cost of investments for federal income tax purposes was $7,386,027.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)

3. AGREEMENTS              The Fund has entered into an Investment Management
                           and Administration Agreement with Holland Capital
                           Management, L.P. Pursuant to its management agreement with the Fund, the Investment Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's daily net assets up to $500 million. The fee declines at specified breakpoints as assets increase.

                           The Investment Manager voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement may be terminated under the approval of the Board of Trustees. Accordingly, for the six months ended June 30, 2000, the Adviser has waived and reimbursed the Fund $58,872.

                           HCM Investments, Inc. serves as principal underwriter and the Distributor of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor is an affiliate of the Investment Manager. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Fund has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

                           Firstar Mutual Fund Services, LLC, serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank, N.A. serves as custodian for the Fund.

--------------------------------------------------------------------------------
                              TRUSTEES AND OFFICERS

LOUIS A. HOLLAND, President, Trustee, and
Chairman of the Board of Trustees
Managing Partner and Chief Investment Officer, Holland
Capital Management, L.P. and President, Treasurer, and
Director, HCM Investments, Inc.

MONICA L. WALKER, Secretary and Trustee
Portfolio Manager, Holland Capital Management, L.P.
Vice President, HCM Investments, Inc.

LAURA J. JANUS, Treasurer
Portfolio Manager, Holland Capital Management, L.P.
Vice President, HCM Investments, Inc.

LESTER H. MCKEEVER, JR., Trustee
Managing Partner, Washington, Pittman & McKeever
Certified Public Accountants & Management Consultants

KENNETH R. MEYER, Trustee
President and Managing Partner
Lincoln Capital Management Company

JOHN D. MABIE, Trustee
President, Mid-Continent Capital


MANAGER
Holland Capital Management, L.P.
35 West Wacker Drive, Suite 3260
Chicago, IL 60601
Telephone (312) 553-1000

CUSTODIAN AND TRANSFER AGENT
Firstar Bank Milwaukee, N.A.
Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone (800) 295-9779

INDEPENDENT AUDITOR
KPMG LLP
Chicago, IL

LEGAL COUNSEL
Jorden Burt Boros Cicchetti Berenson & Johnson
Washington, D.C.


LOGO:
LOU HOLLAND GROWTH FUND


--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
June 30, 2000